COMMITMENTS AND CONTINGENT LIABILITIES	12 Months Ended
Dec. 31, 2012
COMMITMENTS AND CONTINGENT LIABILITIES [Abstract]
COMMITMENTS AND CONTINGENT LIABILITIES
NOTE 12:-	COMMITMENTS AND CONTINGENT LIABILITIES

a.	Legal proceedings and contingencies:

1.	In March 2008, the Company and its Australian subsidiary, Caesarstone Australia Pty Limited ("Caesarstone Australia" or "CSA") entered into an agreement with the former chief executive officer of Caesarstone Australia (the "former executive") and his family trust (the "Trust") granting the Trust restricted shares equal to 17% of the issued and outstanding share capital of Caesarstone Australia, subject to conditions, including vesting over a five-year period and his continued employment. The unvested shares were subject to repurchase by the Company or by Caesarstone Australia upon termination of employment at the purchase price paid by the Trust for such shares. The agreement also provided for a put option exercisable by the former executive after termination of employment other than for cause, in which case vested shares were to be purchased by the Company or Caesarstone Australia at a valuation based on a five times multiple of the EBITDA of CSA. In November 2009, the Company and Caesarstone Australia terminated the employment of the former executive for performance reasons and made certain payments to him, including payments based on a notice period.

Subsequently, the Company discovered grounds existed for termination of his employment for cause. Accordingly, the Company and Caesarstone Australia notified him of their intent to repurchase of all of his shares and sought repayment of the notice period payment. The Company and Caesarstone Australia filed a lawsuit against the former executive and claimed for repayment of the notice period payment and other payments made to the former executive to which the Company and Caesarstone Australia consider he was not legally entitled. The former executive's rights in respect of the Trust's shares in Caesarstone Australia were disputed and were the subject of legal proceedings commenced by the former executive in July 2010 in the Supreme Court of Victoria in Australia. The former executive claimed that the conduct of the business of Caesarstone Australia was oppressive or unfairly prejudicial to, or unfairly discriminatory against him as a minority shareholder. The former executive sought various orders, including an order requiring the Company to purchase his shares in Caesarstone Australia in accordance with the agreement or at a fair and reasonable price. The former executive did not specify the amount that he claimed as a fair and reasonable price. As of September 30, 2009, the last date on which the Company performed a valuation analysis prior to termination of the former executive, for financial reporting purposes, the Company determined that the fair value of the entire 17% of restricted stock (e.g., including unvested portions) was $1,900.

In the same proceeding, the Company and Caesarstone Australia filed counter-claimed for orders requiring the former executive and the Trust to transfer all shares in Caesarstone Australia to the Company at the price paid for them. As a result of the termination of the former executive in November 2009 and the consequent open legal proceedings, as detailed above, the liability for share based payments was not derecognized until it has been extinguished. On May 25, 2012, a settlement agreement was signed by the parties pursuant to which all the shares held by the former executive were transferred to the Company and the parties agreed to an order that all the legal proceedings between them would be dismissed with no order as to costs. As a result of the settlement, the liability for a share-based payment in the subsidiary was derecognized.

2.	In December 2007, the Company terminated its agency agreement with its former agent in South Africa, World of Marble and Granite ("WOMAG"), on the basis that it had breached the agreement. In the same month, the Company filed a claim for NIS 1.0 million ($268) in the Israeli District Court in Haifa based on such breach. WOMAG has contested the jurisdiction of the Israeli court on the grounds of validity of service, and filed a request to stay proceedings on the basis of an inconvenient forum (forum non conveniens). Both the court and the subsequent appellate courts have dismissed WOMAG's contest of the validity of service. On December 9, 2010, the court denied WOMAG's objection to its jurisdiction on the grounds of inconvenient forum and on February 20, 2011, WOMAG's appeal to this ruling was denied. In January 2008, WOMAG filed suit in South Africa seeking €15.7 million ($20,700) for breach of contract. In August 2008, the Company filed a response to this claim disputing that the Company had any liability to WOMAG. In February 2010, the South African Court determined that it would not hear WOMAG's claim until the Israeli court ruled on WOMAG's objection to its jurisdiction and that it will decide whether the lis alibi pendens rule (which means that proceedings in a certain court would not commence as long as the same facts are under discussion in a court in a different jurisdiction) should apply considering the legal proceedings in Israel. Despite a ruling by the Israeli court in February 2011 confirming its jurisdiction, WOMAG applied to commence proceedings in South Africa in August 2011. In March 2012, the special plea of lis alibi pendens was dismissed with costs and the Company sought leave to appeal against the ruling. Leave to appeal has been granted and it is estimated that the appeal will be heard in late 2013.

The Company believes it has valid defenses to the claims alleged and is defending this suit vigorously. While the Company cannot estimate the amount of the loss at this time, it does not currently believe it is probable that there will be material losses related to the lawsuit filed by WOMAG.

3.	Since 2008, twenty two lawsuits have been filed against the Company or named the Company as third party defendants in Israel, one lawsuit has been filed against Caesarstone USA, Inc. in the United States and the Company has received a number of additional letters threatening lawsuits on behalf of certain fabricators of the Company's products in Israel or their employees in Israel alleging that they contracted illnesses, including silicosis, through exposure to fine silica particles when cutting, polishing, sawing, grinding, breaking, crushing, drilling, sanding or sculpting the Company's products. Each of the lawsuits that has been filed names defendants in addition to the Company, including, in certain cases, fabricators that employed the plaintiff, the Israel Ministry of Industry, Trade and Employment, distributors of the Company's products and insurance companies. Silicosis is an occupational lung disease that is progressive and sometimes fatal, and is characterized by scarring of the lungs and damage to the breathing function. Inhalation of dust containing fine silica particles as a result of not well protected and not well controlled, or unprotected and uncontrolled, exposure while processing quartz, granite, marble and other materials can cause silicosis. Various types of claims are raised in these lawsuits and in the letters submitted to the Company, including product liability claims.

The Company believes that it has valid defenses to the lawsuits pending against the Company and to potential claims, and intends to contest them vigorously. Damages totaling $62,121 are specified in the lawsuits currently filed; however, the amount of general damages, which includes items such as future pain and suffering and loss of future earnings, have not yet been specified in most of the lawsuits. As a result, there is uncertainty regarding the total amount of damages that may ultimately be sought. At present, the Company does not expect that the lawsuits filed against the Company to date will have a material effect on its financial position, results of operations, or cash flows, in part due to the current availability of insurance coverage. Nevertheless, all but five of the lawsuits are generally at a preliminary stage and no material determinations, including those relating to attribution of fault or amount of damages, have been made. There can also be no assurance that the Company's insurance coverage will be adequate or that the Company will prevail in these cases. Total damages of $56,000, including $20,000 of punitive damages, are sought in the U.S. lawsuit to which Caesarstone USA, Inc. was added as a 26th defendant approximately one year after commencement of the lawsuit. One of the lawsuits was settled by a settlement agreement at a total amount of NIS 275,000 ($74) of which the Company has agreed to pay NIS 10,000 ($3) without admitting liability. That payment was made by the insurance company. Substantially all of the balance is payable by the fabricator that employed the individual in question and insurance companies. The Company can provide no assurance that other lawsuits will be settled in this manner or at all. The Company believes that it has valid defenses to the lawsuits pending against it and to potential claims and intend to contest them vigorously.

4.	In November 2011, Kfar Giladi Quarries Agricultural Cooperative Society Ltd., or Kfar Giladi Quarries, and Microgil Agricultural Cooperative Society Ltd., or Microgil, an entity the Company believes is controlled by Kfar Giladi Quarries (Microgil and Kfar Giladi Quarries together shall be referred to as "Kfar Giladi"), initiated arbitration proceedings against the Company.

On April 15, 2012, Kfar Giladi Quarries filed a complaint with the arbitrator against the Company seeking damages of NIS 232.8 million ($62,363) for breach of the agreement between the parties dated June 13, 2006. During August 2012, the Company filed with the arbitrator a legal claim against Microgil and Kfar Giladi Quarries for NIS 76.6 million ($20,519).

The arbitration arises out of a dispute related to the quartz processing agreement (the "Processing Agreement") that the Company entered into with Kfar Giladi in June 2006 pursuant to which Kfar Giladi committed to establish a production facility at its own expense within 21 months of the date of the Processing Agreement to process quartz for the Company and for other potential customers. Pursuant to the terms of the Processing Agreement, the Company committed to pay fixed prices for quartz processing services related to agreed upon quantities of quartz over a period of ten years from the date set for Kfar Giladi to commence operating the production facility. The Company estimated that the total amount of such payments would have been approximately $55,000. It is the Company's position that the production facility established by Kfar Giladi was not operational until approximately two years after the date required by the Processing Agreement for the commencement of operations. As a result, the Company was unable to purchase the minimum quantities set forth in the Processing Agreement and the Company therefore acquired the quantities of ground quartz that it needed from other quartz suppliers.

It is also the Company's position that the Processing Agreement was terminated by the Company following its breach by Kfar Giladi. The Company contends that the Company's purchases of ground quartz from Kfar Giladi in 2010 and 2011 were made pursuant to new understandings reached between the parties and not pursuant to the Processing Agreement. Kfar Giladi alleges that the Processing Agreement was still in effect and that the Company did not meet its contractual commitments under the Processing Agreement to order the minimum annual quantity. In addition, once production began, the Company contends that Kfar Giladi failed to consistently deliver the required quantity and quality of ground quartz as agreed by the parties. The Company's positions are disputed by Kfar Giladi.

The Company also contends that Kfar Giladi is responsible for not returning to the Company unprocessed quartz that it provided to them, including quartz that is currently in Kfar Giladi's possession and additional quartz that is unaccounted for. Each party has various other claims against the other.

In January 2012, Kfar Giladi notified the Company that it had closed its production facility as a result of the Company's breach of the Processing Agreement, although the Company was willing to keep purchasing products from Kfar Giladi.

As of December 31, 2011, the Company's inventory of quartz in Microgil's possession totals $1,789 in value. Microgil stipulated preconditions for fulfilling the Company's orders for the processing of the Company's quartz inventory in Microgil's possession, which were refused by the Company. Accordingly, such inventory was not supplied to the Company. The Company believes that it is probable that it will not be able to realize its inventory in Microgil's possession. Accordingly, the Company wrote off such inventory in 2011.

In conjunction with the Processing Agreement, the Company made a loan to Microgil in the amount of NIS 4.5 million under a loan agreement entered into in 2006. Under the loan agreement, the loan was to be repaid within a period of approximately four years commencing at the time of Microgil's initial provision of services to the Company under the Processing Agreement. The interest rate of the loan was Prime plus 1%, with interest repayments on a quarterly basis. Principal repayments were to be made monthly through a deduction of NIS 18 from Company payments to Microgil for each ton of quartz supplied by Microgil. As of December 31, 2011, the loan and accrued interest payments totaled $1,127.

In light of Microgil's closing of its production facility, the Company believes that it is not probable that the remainder of the loan will be repaid by Microgil or can be otherwise collected in the near future. According to ASC 310-10-35-16, the Company believes that it is probable that it will not be able to collect the outstanding loan amount (both principal and interest), and therefore, in 2011, the Company recognized an impairment loss for the entire balance of the loan.

Considering the preliminary stage of the proceedings, the Company cannot estimate the related risk in this lawsuit.

5.	The Company's manufacturing operations are subject to the requirements of environmental laws and regulations in Israel, as well as specific conditions set forth in the business licenses and permits related to the use, storage and discharge of hazardous materials granted by national and municipal authorities in Israel for the operation of the Company's Sdot-Yam and Bar-Lev facilities. The Company's business licenses for the Company's facilities each contain conditions related to a number of requirements, including with respect to disposal of effluent, air quality, process sludge, and the handling of waste and chemicals. The Company has a perpetual business license in Sdot Yam and a license limited in time in Bar Lev, which the Company believes will be extended. From time to time, the Company faces environmental compliance issues related to the Company's two manufacturing facilities in Israel. At present, the Company is considering remedial steps to address issues related to the following:

In January 2010, the Israel Ministry of the Environment ordered the Company to remove sludge waste that was disposed of in 2009 in a number of locations in northern Israel claiming that such disposal was unlawful. The Company conducted discussions with the Israel Ministry of the Environment with respect to which sites will require waste removal, and has removed part of the sludge waste disposed. As of December 31, 2012, the Company reserved $570 for this matter, which the Company believes will be adequate for anticipated future clean-up expenditures associated with such disposals, and the Company does not currently expect that it is reasonably possible that additional costs in excess of the amount reserved will be required.

The Company is currently seeking to further reduce the amount of styrene gas emitted by the Company's facilities in order to become compliant with applicable requirements under Israeli laws and regulations and have received recent correspondence from the Israel Ministry of the Environment indicating the Company's obligation to comply with such regulations.

The Company currently disposes of waste water at the Company's Bar-Lev and Sdot-Yam facilities pursuant to temporary approvals obtained from the Israel Ministry of the Environment. The Company currently disposes of waste water from its Bar-Lev manufacturing facility to a treatment plant pursuant to a temporary permit obtained from the Israel Ministry of the Environment. the Bar-Lev manufacturing facility's permit was recently extended until May 31, 2013. The Sdot-Yam facility's temporary permit was obtained from the environmental unit of the local municipal authority and is valid through August 1, 2013. The Company has presented to the Israel Ministry of the Environment plans to allow the disposal of the waste water in compliance with applicable requirements under Israeli environmental laws.

In May 2011, the Company received a letter from the Israeli fire regulation authorities detailing fire protection measures required at its facility in Kibbutz Sdot-Yam to obtain the necessary fire regulatory approval for such facility. The Company has established a program which was coordinated with the fire regulation authorities to adjust its fire protection measures to comply with their requirements. The Company expects this program to be implemented by it in 2013 and 2014.

6.	The Company and CSA initiated proceedings against one of CSA's competitors in the Federal Court of Australia alleging trademark infringement, misleading conduct and passing off by using several of the Company's trademarks. A settlement was reached at mediation in September 2011, and the respondents paid the Company AUD 1.7 million (USD 1,817). Accordingly, the Company recorded an expense reduction within general and administrative expenses.

7.	From time to time, the Company is involved in other legal proceedings and claims in the ordinary course of business related to a range of matters. While the outcome of these other claims cannot be predicted with certainty, the Company's management does not believe that any such claims or all of them together will have a material effect on the Company's consolidated financial statements.

b.	Operating lease commitments:

The land and certain of the Company's facilities and vehicles are leased under operating lease agreements. Future minimum lease commitments under non-cancellable operating leases for the specified periods ending after December 31, 2012 are as follows:

2013	$9,830
2014	8,759
2015	7,662
2016	6,448
2017	5,803
2018 and thereafter	56,078

Total	$94,580

Lease expenses, net, for the years ended December 31, 2010, 2011 and 2012 were approximately $5,772, $10,255 and $11,137, respectively.

c.	Purchase obligation:

The Company's significant contractual obligations and commitments as of December 31, 2012 are summarized in the following table:

2013 (1)	$10,388
2014 and thereafter	-

$10,388

(1)	Consists of purchase obligations to certain suppliers.

d.	Pledges and guarantees:

1.	Caesarstone Australia has five guarantees outstanding with the ANZ Bank with respect to rent in the amount of $1,202.

2.	To secure the Company's liabilities to banks in Israel, fixed liens of an unlimited amount have been issued on the authorized non-paid up share capital, goodwill and a floating charge of an unlimited amount has been issued on the Company's other assets.

3.	To secure the Company's liabilities to a bank in Canada, Caesarstone Canada has provided a security interest on certain of its inventory and other tangible and intangible assets.